Exhibit 10.1

American Healthways, Inc. (the “Company”)

Summary of Named Executive Officer Compensation

Base Salary

The following table sets forth the current base salaries provided to the Company’s Chief Executive Officer and four most highly compensated executive officers (the “Named Executive Officers”):

Named Executive Officer	Current Salary

Ben R. Leedle, Jr., Chief Executive Officer	$500,000

Thomas G. Cigarran, Chairman	$425,000

Matthew Kelliher, Executive Vice President	$320,000

Donald B. Taylor, Executive Vice President and	$330,000
Chief Operating Officer

Robert E. Stone, Executive Vice President	$292,000

Other Benefits

In addition to their base salaries, the Company’s Named Executive Officers are also eligible to:

o	Receive cash bonuses under the Company’s 2005 Incentive Bonus Plan, a description of which has been filed as Exhibit 10.2 to this Form 10-Q for the quarter ended February 28, 2005, provided that Thomas G. Cigarran is not eligible to receive bonuses under the 2005 Incentive Bonus Plan.

o	Receive awards under the Company’s 1996 Stock Incentive Plan, as amended.

o	Participate in the Company’s Capital Accumulation Plan, a copy of which has been filed as Exhibit 10.11 to the Company’s Registration Statement on Form S-1 (Registration No. 33-41119) and Exhibit 10.8 to Form 10-K of the Company for its fiscal year ended August 31, 1995.

o	Participate in the Company’s broad-based benefit programs generally available to its salaried employees, including health, disability and life insurance programs and 401(k) Plan.